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Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the prospectus.

                                    KPMG LLP

Dallas, Texas
July 24, 2001

                             Exhibit 23.1 - Page 1